SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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First Funds

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NOTICE OF MEETING OF SHAREHOLDERS
PROXY STATEMENT Meeting of Shareholders to be held on November 30, 2007
ADDITIONAL INFORMATION
OTHER MATTERS

(Formerly, Legacy Funds Group)
300 High Street
Hamilton, Ohio 45012

Dear Shareholder:

First Funds, on behalf of First Caliber Equity, First Sterling Income and First Elite Money Market, will hold a meeting of shareholders on November 30, 2007. Shareholders will be asked to elect two Board members. One of the nominees, Frank Hall, is a current Trustee of First Funds, and the other nominee, Anthony A. Griffin, has been recommended for election as a Trustee of First Funds by the Board’s Nominating Committee. The enclosed proxy statement describes each nominee’s qualifications. Please take the time to read the enclosed materials.

Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting promptly, you can help avoid follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the enclosed proxy statement before you vote.

Your vote is very important to us. If you have any questions before you vote, please call a First Funds representative at 1-888-494-8510. Thank you for your time and for your continued investment in First Funds.

Sincerely,

James W. Schultz
Chairman of the Board of Trustees
First Funds

FIRST FUNDS
First Caliber Equity
First Sterling Income
First Elite Money Market

NOTICE OF MEETING OF SHAREHOLDERS
To Be Held on November 30, 2007

To the Shareholders:

A Meeting of Shareholders of First Caliber Equity, First Sterling Income and First Elite Money Market, each a series of First Funds (the “Trust”), will be held at the offices of First Financial Capital Advisors LLC, 4000 Smith Road, Suite 400, Cincinnati, Ohio 45209, on Friday, November 30, 2007 at 12:30 p.m., Eastern time, for the following purposes:

1. To elect Trustees of the Trust to hold office until their successors are duly elected and qualified; and

2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on November 9, 2007 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Danio Mastropieri
Secretary

Hamilton, Ohio
November 16, 2007

WE NEED YOUR PROXY VOTE.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

FIRST FUNDS
First Caliber Equity
First Sterling Income
First Elite Money Market

PROXY STATEMENT

Meeting of Shareholders
to be held on November 30, 2007

This Proxy Statement is furnished in connection with a solicitation of proxies on behalf of the Board of Trustees (the “Board”) of First Funds (the “Trust”), on behalf of First Caliber Equity, First Sterling Income and First Elite Money Market (each, a “Fund” and collectively, the “Funds”), to be used at the Meeting of Shareholders (the “Meeting”) of the Trust to be held on Friday, November 30, 2007 at 12:30 p.m., Eastern time, at the offices of First Financial Capital Advisors LLC (“FFCA”), 4000 Smith Road, Suite 400, Cincinnati, Ohio 45209, for the purposes set forth in such Notice. Shareholders of record at the close of business on November 9, 2007 are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter directed to the Trust, which must indicate the shareholder’s name and account number. To be effective, such revocation must be received before the Meeting. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

The principal executive offices of the Trust are located at 3435 Stelzer Road, Columbus, Ohio 43219. Copies of the Funds’ most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Trust at its principal executive offices, or by calling toll-free 1-888-494-8510.

PROPOSAL: ELECTION OF TRUSTEES

It is proposed that shareholders of each Fund consider the election of J. Franklin Hall and Anthony A. Griffin (the “Nominees”) as Trustees of the Trust. Mr. Hall currently serves as a Trustee and as President of the Trust and is an officer of First Financial Bancorp, the parent of the Trust’s investment adviser, FFCA. Mr. Hall is deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Griffin currently is not a Trustee of the Trust and has been selected and nominated for election to the Board by those members of the Board of the Trust who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the 1940 Act. If elected, Mr Griffin would serve as an Independent Trustee of the Trust. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee of the Trust if elected.

The persons named as proxies on the enclosed proxy card will vote for the election of the Nominees unless authority to vote for one or both of the Nominees is withheld in the proxy. Each Nominee, if elected, will serve as a Trustee of the Trust until his successor is duly elected and qualified. It is not contemplated that either Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Trust’s Independent Trustees may recommend. Independent board members of an investment company play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers.

The following table presents information about the current Trustees and Nominees, including their principal occupations during the last 5 years, other board memberships and affiliations and (except for Mr. Griffin) when they first became a Trustee of the Trust. The address of each Trustee is c/o First Funds, 3435 Stelzer Road, Columbus, Ohio 43219. Mr. Hall is the only Trustee currently deemed to be an “interested person” of the Trust for purposes of the 1940 Act.

TRUSTEES AND NOMINEES

				Number of
		Term of		Portfolios	Other
		Office; Term		in Fund	Directorships
	Position(s) Held	Served	Principal Occupation	Complex	Held by
Name (Age) of Trustee or Nominee	with the Trust	in Office	During Past 5 Years	Overseen	Trustee

Anthony A. Griffin (39) Nominee	N/A	N/A	From June 2006 to present, Chief Financial Officer, Griffin Industries — a privately-held recycler of food byproducts into feed ingredients and alternative fuels; from 1993 to June 2006, Vice President, Griffin Industries.	N/A	None
J. Franklin Hall (39) Nominee	President and Trustee	Indefinite; Since January 2007	From 2005 to present, Chief Financial Officer, First Financial Bancorp; from 2004 to 2005, First Vice President and Controller, First Financial Bancorp; from 2002 to 2004, Vice President and Controller, First Financial Bancorp.	3	None
William E. Karnatz, Sr. (70)	Trustee	Indefinite; Since January 2002	From 1962 to present, Attorney.	3	None
James A. Kingsbury (62)	Trustee	Indefinite; Since January 2002	From March 2004 to present, Executive Director of University Hospital and Senior Vice President of Health Alliance of Greater Cincinnati; from 1987 to March 2004, President and CEO, Fort Hamilton Healthcare Corp.	3	None
James W. Schultz (65)	Chairman of the Board of Trustees	Indefinite; Since January 2002	Retired, Ohio Public Education, since 1998.	3	None

**********

The following table presents information about the current Officers, including their principal occupations during the last 5 years and when they first became an Officer of the Trust. The address of each Officer is c/o First Funds, 3435 Stelzer Road, Columbus, Ohio 43219, with the exception of Mr. Mastropieri, who is located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

OFFICERS

			Number of
			Portfolios in
	Position(s) Held with	Principal Occupation	Fund Complex
Name (Age) of Officer	the Trust (Since)	During Past 5 Years	Overseen

Danio Mastropieri (35)	Secretary (August 2007)	From January 2007 to present, Assistant Counsel, Legal Services of Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.); Senior Regulatory Administration Specialist, PFPC Inc. (2005-2007); Regulatory Administration Specialist, PFPC Inc. (2004-2005); Document Review Attorney, Special Counsel (2003-2004); Law Clerk, Scannell & Crowley LLP (2000-2003).	3
George Stevens (56)	Chief Compliance Officer (August 2004-March 2007; and November 2007)	From September 1996 to present, employee of Citi Fund Services, Inc. (formerly, BISYS Fund Services, Inc.)	3
Trent M. Statczar (36)	Treasurer (May 2002)	From June 1993 to present, employee of Citi Fund Services, Inc. (formerly, BISYS Fund Services, Inc.).	3

**********

Messrs. Karnatz, Kingsbury and Schultz, each an Independent Trustee, constitute the Trust’s Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust’s independent registered public accounting firm, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trust’s Board as to the appointment of the independent registered public accounting firm for the following fiscal year. The Audit Committee meets periodically, as necessary, and met twice during the Trust’s most recently completed fiscal year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. A copy of the Trust’s Audit Committee Charter is set forth in Exhibit A to this Proxy Statement.

Messrs. Karnatz, Kingsbury and Schultz, each an Independent Trustee, constitute the Trust’s Nominating Committee. The Trust’s Nominating Committee is responsible for selecting and nominating persons as Trustees for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Trust and its shareholders. The Nominating Committee did not meet during the Trust’s most recently completed fiscal year, but met in August 2007 to consider and nominate Mr. Griffin for election as a Trustee of the Trust. The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, which includes information regarding the recommended nominee as specified in the Nominating Committee Charter. A copy of the Trust’s Nominating Committee Charter is set forth in Exhibit B to this Proxy Statement.

The Trust’s Pricing Committee is comprised of a Trustee and certain of the Trust’s portfolio managers, and such other persons as may be appointed by the Board from time to time, as well as the Trust’s Treasurer, acting in an ex-officio and consulting capacity. The function of the Pricing Committee is to assist in valuing the Funds’ investments. The Pricing Committee had two meetings during the Trust’s most recently completed fiscal year.

The table below indicates the dollar range of each current Trustee’s and Nominee’s ownership of shares of each Fund and the aggregate dollar range of shares of all Funds of the Trust (which comprise the fund complex), in each case as of November 9, 2007.

	Dollar Range of	Dollar Range of Aggregate
	Shares Held in the	Holdings of Shares in All
Name of Trustee or Nominee	Indicated Funds	Funds of the Trust

Anthony A. Griffin (Nominee)	None	None
J. Franklin Hall (Trustee and Nominee)	$1-$10,000	$1-$10,000
Class A — First Caliber Equity
William E. Karnatz (Trustee)	$1-$10,000	$1-$10,000
Class A — First Caliber Equity
James A. Kingsbury (Trustee)	Over $100,000	Over $100,000
Class A — First Caliber Equity
James W. Schultz (Trustee)	$10,001-$50,000	$10,001-$50,000
Class A — First Caliber Equity

As of November 9, 2007, none of the Independent Trustees or Mr. Griffin, who is a Nominee for election as an Independent Trustee of the Trust, owned any securities of FFCA (the Funds’ investment adviser), Munder Capital Management (First Elite Money Market’s sub-investment adviser), or Foreside Distribution Services, L.P. (the Funds’ distributor), or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under control with FFCA, Munder Capital Management or Foreside Distribution Services, L.P.

Effective June 13, 2007, Trustees of the Trust who are not affiliated with FFCA, the Funds’ investment adviser, or Foreside Distribution Services, L.P., the Funds’ distributor, receive from the Trust an annual retainer of $12,000, a regular or special in-person meeting attendance fee of $2,000 and a telephonic meeting attendance fee of $500. Prior to June 13, 2007, such Trustees received an annual retainer of $2,000, a regular or special in-person meeting attendance fee of $1,750 and a telephonic meeting attendance fee of $500. All Trustees are reimbursed for out-of-pocket expenses relating to attendance at Board meetings. The table below sets forth the compensation received by each Trustee from the Trust for the fiscal year ended April 30, 2007, based on the compensation schedule then in effect. Trustees who are affiliated with FFCA or the Funds’ distributor do not receive compensation from the Trust.

		Pension or
	Aggregate	Retirement Benefits	Estimated Annual
	Compensation	Accrued as a Part	Benefits Upon	Total Compensation
Name of Trustee	from the Trust	of Fund Expenses	Retirement	Paid from Trust

J. Franklin Hall	N/A	N/A	N/A	N/A
William E. Karnatz Sr.	$11,250	-0-	-0-	$11,250
James Kingsbury	$9,500	-0-	-0-	$9,500
James W. Schultz	$11,250	-0-	-0-	$11,250

Required Vote

The election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Trustees of the Trust.

ADDITIONAL INFORMATION

Investment Advisers, Distributor and Co-Administrators

Investment Adviser

FFCA, a wholly owned subsidiary of First Financial Bancorp, located at 4000 Smith Road, Suite 400, Cincinnati, Ohio 45209, serves as investment adviser to each Fund. FFCA was established using investment personnel of First Financial Bank (the “Bank”). The Bank is also a wholly owned subsidiary of First Financial Bancorp and, as of June 30, 2007, had assets in excess of $2.3 billion under management. The Bank was founded in 1863 and is the 12th oldest national bank in the United States. The Bank has been managing trust monies for over 40 years. Shares of the Funds are not guaranteed by the Bank nor are they insured by the FDIC.

Sub-Investment Adviser

Munder Capital Management, located at 480 Pierce Street, Birmingham, Michigan 48009, serves as sub-investment adviser to First Elite Money Market pursuant to a sub-advisory agreement with FFCA. As of June 30, 2007, Munder Capital Management had approximately $29.6 billion in assets under management, of which $11.7 billion were invested in money market or other short-term instruments.

Distributor and Co-Administrators

Foreside Distribution Services, L.P., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as principal underwriter for the shares of the Funds.

Citi Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, and FFCA serve as Co-Administrators to the Funds.

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that the Trust’s independent registered public accounting firm be selected by a majority of the Independent Trustees of the Trust. One of the purposes of the Trust’s Audit Committee is to recommend to the Trust’s Board the selection, retention or termination of the independent registered public accounting firm for the Trust. The Trust’s Audit Committee recommended, and the Trust’s Board, including a majority of its Independent Trustees, approved, the selection of Ernst & Young LLP (“Ernst & Young”), as the independent registered public accounting firm for each Fund’s current fiscal year. Representatives of Ernst & Young are not expected to be present at the Meeting. After reviewing the Trust’s audited financial statements for the most recently completed fiscal year, the Audit Committee recommended to the Board that such statements be included in the Funds’ Annual Report to Shareholders.

Set forth below for the Trust’s last two fiscal years are the amounts Ernst & Young billed for (i) services rendered in connection with the annual audit of the Funds’ financial statements (“Audit Fees”); (ii) assurance and services rendered that are reasonably related to the performance of the audit or review of the Funds’ financial statements (“Audit-Related Fees”); (iii) professional services rendered for tax compliance, tax planning and tax advice, including primarily the review of each Funds’ tax returns (“Tax Fees”); (iv) other products and services provided (“All Other Fees”); and (v) non-audit services provided to affiliates of FFCA (“Aggregate Non-Audit Fees”).

					Aggregate
					Non-Audit
					Fees Paid by
		Audit-		All	Service
Fiscal Year Ended	Audit Fees	Related Fees	Tax Fees	Other Fees	Affiliates*

4/30/07	$47,100	$11,500	$6,700	$0	$0
4/30/06	$44,250	$11,000	$6,300	$0	$154,363

*	For Service Affiliates (i.e., FFCA and any entity controlling, controlled by or under common control with FFCA that provides ongoing services to the Funds), such fees represent only those fees that require pre-approval by the audit committee.

The Trust’s Audit Committee considers for pre-approval any engagement of Ernst & Young for non-audit services to the Funds and Service Affiliates. Pre-approval considerations include whether the proposed services are compatible with maintaining Ernst & Young’s independence.

The Trust’s Audit Committee has considered whether the provision of any non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining Ernst & Young’s independence.

Voting Information

The Trust will bear the cost of soliciting proxies, including printing and mailing these proxy materials, as well as any necessary supplemental solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Trust may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received this Proxy Statement and the proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” election of the Nominees. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or by attending the Meeting and voting in person.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal.

In accordance with the Trust’s by-laws, the presence in person or by proxy of the holders of record of 30% of the shares of the Trust issued and outstanding and entitled to vote thereat shall constitute a quorum at the Meeting. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, without notice other than announcement at the Meeting, to permit further solicitation of proxies. The persons named as proxies will vote shares voted “FOR” the proposal in favor of a proposed adjournment and shares voted “WITHHOLD AUTHORITY” for the proposal against a proposed adjournment (abstentions and broker non-votes will be voted for or against adjournment in proportion to the shares voted “FOR” or “WITHHOLD AUTHORITY” in regards to the proposal).

The outstanding voting shares of the Funds, as of November 9, 2007, consisted of 154,197,018.3 shares of beneficial interest. Shareholders of each Fund will vote as a single class. As of November 9, 2007, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding securities of the Funds. To the knowledge of the Trust, as of November 9, 2007, the following shareholders owned 5% or more of the indicated class of shares of the then outstanding shares of capital stock of the Funds as follows:

		Percentage of Total
Name and Address	Number of Shares Held	Shares Held

FIRST CALIBER EQUITY
Class A Shares:
Emjay Corporation, Custodian Plans of RPSA Customers C/O Great west 8515 E. Orchard Road Greenwood Village, Colorado 80111	596,318.705	82.44%
Trust Shares:
COHAMCO P.O. Box 476 Hamilton, Ohio 45012	23,300,711.940	98.95%
FIRST STERLING INCOME
Class A Shares:
Emjay Corporation, Custodian Plans of RPSA Customers C/O Great west 8515 E. Orchard Road Greenwood Village, Colorado 80111	251,656.424	89.58%
Trust Shares:
COHAMCO P.O. Box 476 Hamilton, Ohio 45012	8,026,332.439	99.85%
FIRST ELITE MONEY MARKET
Class A Shares:
Beth A. Gallagher 6011 Bridgeton Lane South Bend, Indiana 46614	27,508.390	58.54%
Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219	18,782.880	39.97%
Trust Shares:
COHAMCO P.O. Box 476 Hamilton, Ohio 45012	120,831,043.690	99.40%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a Fund (or class of shares thereof) may be deemed a “control person” (as defined in the 1940 Act) of the Fund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to the Fund.

FFCA has been granted authority to vote those Fund shares held on behalf of trust clients of FFCA or its affiliates. FFCA has indicated that it will vote such Fund shares, which represented over 50% of the Trust’s outstanding shares entitled to vote at the Meeting as of the record date, in favor of the election of the Nominees.

Submission of proposals for the next meeting of shareholders

The Trust does not hold annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Trust’s next shareholder meeting subsequent to this Meeting, if any, must submit such proposals to the Trust within a reasonable period of time before the Trust begins to print and mail the proxy materials for such meeting.

Shareholder communications with the Trustees

Shareholders who wish to communicate with Trustees should send communications to the attention of the Trust’s Board of Trustees, c/o First Funds, 3435 Stelzer Road, Columbus, Ohio 43219. Shareholder communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Each properly submitted shareholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Trustees promptly after receipt.

OTHER MATTERS

The Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

November 16, 2007
Hamilton, Ohio

EXHIBIT A

AUDIT COMMITTEE CHARTER

FIRST FUNDS

1. The Audit Committee of First Funds (the “Trust”) shall at all times have at least two members and be composed solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (“Independent Trustees”), each of whom shall have a working knowledge of basic finance and accounting matters as determined by the Trust’s Board in its business judgment. One or more of the members may qualify and be designated an “audit committee financial expert” as defined in Form N-CSR under the 1940 Act. The full Board of Trustees shall designate the members of the Audit Committee and shall designate the Chairman of the Audit Committee. The full Board of Trustees shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies, and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least two members and be composed solely of Independent Trustees. The full Board of Trustees shall also have the power at any time to dissolve the Audit Committee.

2. The primary responsibilities of the Audit Committee are:

(a) to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(b) to review the results of the annual audits of the Trust’s financial statements;

(c) to interact with the Trust’s independent auditors on behalf of the full Board of Trustees;

(d) to approve the engagement of the Trust’s independent auditors to render audit or non-audit services, or to approve, maintain and monitor any pre-approval policies and procedures with respect to audit or non-audit services in accordance with Rule 2-01(c)(7)(i) of Regulation S-X;

(e) to pre-approve any non-audit services, or to approve, maintain and monitor any pre-approval policies and procedures with respect to non-audit services to be provided by the independent auditors to the Trust’s investment adviser and any service providers controlling, controlled by or under common control with the Trust’s investment adviser that provide ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, in accordance with Rule 2-01(c)(7) of Regulation S-X; and

(f) to meet and consider the report of the Trust’s independent auditors required by Rule 2-07 of Regulation S-X.

The function of the Audit Committee is oversight. Management1 is primarily responsible for maintaining appropriate systems for accounting and internal control, and the independent auditors are primarily responsible for planning and carrying out proper audits and reviews. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders.

3. To carry out its responsibilities, the Audit Committee shall have the following duties and powers:

(a) to evaluate and approve the selection, retention or termination of independent auditors and, in connection therewith, without limitation, (i) to evaluate the independence of the auditors and to receive the independent auditors’ specific formal written statement delineating all relationships between the auditors and the Trust and actively engage in dialogue with the independent auditors in connection therewith and to receive and evaluate the auditors’ specific representations as to their independence; (ii) to review the proposed terms of

1 For purposes of this Charter, the term management means the appropriate officers of the Trust and its investment adviser, administrator, fund accounting agent and to her key service providers (other than the independent auditors). Also, for the purposes of this Charter, the phrase internal accounting staff means the appropriate officers of the Trust and the officers and employees of the Trust’s investment adviser, administrator, fund accounting agent and other key service providers (other than the independent auditors).

the auditors’ engagement; (iii) to approve the fees charged by the auditors to the Trust for audit and non-audit services; and (iv) to evaluate the performance of the auditors and the quality and depth of the professional staff assigned to the Trust;

(b) to meet with the Trust’s independent auditors, including private meetings (outside the presence of management representatives), as appropriate, (i) to review the arrangements for and the scope of the annual audit and any special audits or other special services; (ii) to review the scope of non-audit services being provided; (iii) to review the Trust’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent auditors or any other results of the audits; (iv) to review the quality and adequacy of the internal accounting staff; (v) to consider and review, as appropriate and in consultation with the independent auditors, the appropriateness and adequacy of the Trust’s financial and accounting policies, procedures and internal accounting controls and to review management’s responses to the independent auditors’ comments relating to those policies, procedures and controls; (vi) to ensure receipt of a bound written statement from the independent auditors at least annually specifically delineating all relationships between the independent auditors and the Trust, including any relationships or services that may impact the auditors’ objectivity and independence; (vii) to review with the independent auditors their opinions as to the fairness of the financial statements; and (viii) to meet and consider the report of the independent auditors required by Rule 2-07 of Regulation S-X;

(c) to consider and evaluate the effect on the Trust of any significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

(d) to recommend to the Board of Trustees of the Trust, when the Audit Committee deems it advisable, that the auditors engage in specific studies and deliver reports regarding auditing matters, accounting procedures, and tax and other matters;

(e) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of the investment adviser, administrator, fund accounting agent and other key service providers of concerns regarding questionable accounting or auditing matters pertaining to the Trust;

(f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the matters within the scope of its authority and other matters as the Audit Committee may deem necessary or appropriate;

(g) to receive upon request a copy of any management letters and other related documents received from their independent auditors and any other additional information deemed necessary and appropriate from the Trust investment adviser and administrator;

(h) to meet with the Trust’s internal auditors (or other personnel responsible for the internal audit function) to discuss significant risks and exposures, if any, to the Trust’s risk management processes and system of internal control, and the steps taken to monitor and minimize such risks;

(i) to discuss guidelines and policies governing the process by which management of the Trust manages the Trust’s exposure to risk, and to discuss the Trust’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(j) to review such other matters as may be appropriately delegated to the Audit Committee by the Board;

(k) to meet with management, as appropriate, to learn its assessment of the independent auditors and the appropriateness of the independent auditors fees for audit and non-audit services; and

(l) to establish a Qualified Legal Compliance Committee consisting of at least one member of the Audit Committee and two or more Independent Trustees, which shall have such authority and responsibility as set forth in written procedures adopted by such Committee for the confidential receipt, retention, and consideration of any report of evidence of a material violation under Section 205.3 of 17 CFR Part 205 and as set forth in the Trust’s Code of Ethics for Principal Executive and Principal Financial Officers.

4. The Audit Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require. The Chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the full Board of Trustees shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Trust’s minute book. The Audit Committee shall invite Trustees who are not members of the Audit Committee, management, counsel and representatives of service providers to attend meetings and provide information as the Audit Committee, in its sole discretion, considers appropriate.

5. One third, but not less than two, of the members of the Audit Committee shall be present in person at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee. In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Trustees to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Trustee.

6. The Audit Committee shall be available at all times to meet with (i) the Treasurer of the Trust to review the Trust’s process for complying with the certification requirements under the Sarbanes-Oxley Act of 2002 and (ii) other appropriate officers of the Trust, internal accounting staff, individuals with internal audit responsibilities and any principal service provider, for consultation on audit, accounting and related financial matters.

7. The Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain experts or consultants at the expense of the Trust.

8. The Audit Committee shall review this Charter as often as it deems appropriate, but not less often than annually, and recommend any changes to this Charter that it deems appropriate to the full Board of Trustees. The Audit Committee shall have such further responsibilities as are given to it from time to time by the Board of Trustees. The Audit Committee shall consult, on an ongoing basis, with management, the auditors and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

9. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the full Board of Trustees.

As adopted:	January 30, 2002
Revised:	May 21, 2003; and August 27, 2003

EXHIBIT B

NOMINATING COMMITTEE CHARTER AND PROCEDURES

FIRST FUNDS

ORGANIZATION

The Nominating Committee (the “Committee”) of First Funds shall be composed solely of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”). The Board of Trustees of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Trustees of the Fund.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Trustee of the Fund (including any nominees recommended by stockholders as provided below), the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Fund;

•	the contribution which the person can make to the Board and the Fund, in conjunction with the other Trustees, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its stockholders; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of any Fund retirement policy.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, c/o Citi Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF TRUSTEES

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted: August 11, 2004

B-1

FIRST FUNDS
First Caliber Equity
First Sterling Income
First Elite Money Market
PROXY STATEMENT
Meeting of Shareholders
to be held on Friday, November 30, 2007

     The undersigned shareholder(s) of First Caliber Equity, First Sterling Income and/or First Elite Money Market (each, a “Fund”), each a series of First Funds (the “Trust”), hereby appoint(s) Michael Cassani and Patty K. Scott, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of each Fund standing in the name of the undersigned at the close of business on November 9, 2007, at a Meeting of Shareholders to be held at the offices of First Financial Capital Advisors LLC, 4000 Smith Road, Suite 400, Cincinnati, Ohio 45209, at 12:30 p.m., on Friday, November 30, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.
     Please mark boxes in blue or black ink.

1. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/	Withhold Authority /_/
	only for those Nominee(s)	for all Nominees
whose name(s) I have written
Below

Nominees for Election are: Anthony A. Griffin and J. Franklin Hall.

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope.
      * * * CONTROL NUMBER:
THIS PROXY IS SOLICITED BY THE TRUST’S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Dated: November , 2007

Signature(s)

Signature(s)
Please Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope